EXHIBIT 99.1
TERRA INDUSTRIES INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
(in thousands)

	Periods Ended
	December 31,	September 30,	June 30,	March 31,
	2007	2007	2007	2007
Assets
Cash and cash equivalents	$698,238	$360,478	$286,950	$233,310
Accounts receivable, net	171,183	159,660	242,349	184,096
Inventories	129,321	123,950	167,471	230,651
Other current assets	28,833	13,041	23,298	26,594
Current assets held for sale and related to discontinued operations	2,335	2,475	2,313	14,489

Total current assets	1,029,910	659,604	722,381	689,140

Property, plant and equipment, net	389,728	392,891	616,031	619,554
Equity method investments	351,986	369,605	165,201	166,746
Deferred plant turnaround costs, net	42,190	35,029	41,375	36,615
Intangible assets, net	3,763	4,234	4,704	5,174
Other assets	27,721	16,101	22,482	23,125
Noncurrent assets held for sale and related to discontinued operations	43,029	43,029	86,892	89,908

Total assets	$1,888,327	$1,520,493	$1,659,066	$1,630,262

Liabilities
Accounts payable	$110,687	$80,293	$144,054	$130,567
Customer prepayments	299,351	85,313	25,166	136,047
Accrued expenses and other current liabilities	102,655	91,521	93,609	46,353
Current liabilities held for sale and related to discontinued operations	4,993	4,833	16,632	16,654

Total current liabilities	517,686	261,960	279,460	329,621

Long-term debt and capital lease obligations	330,000	330,000	330,000	330,000
Deferred taxes	99,854	49,691	66,186	37,758
Pension liabilities	9,268	38,041	119,407	124,667
Other liabilities	84,876	88,342	88,656	84,236
Minority interest	109,729	102,854	105,549	98,850
Noncurrent liabilities held for sale and related to discontinued operations	739	1,849	2,959	4,069

Total liabilities and minority interest	1,152,152	872,737	992,217	1,009,201

Preferred Stock — liquidation value of $120,000	115,800	115,800	115,800	115,800

Common Shareholders’ Equity
Capital Stock
Common Shares, authorized 133,500 shares; 89,587; 89,501; 91,857 and 92,846 outstanding	142,170	142,069	144,202	145,192
Paid—in capital	618,874	617,085	680,819	694,621
Accumulated other comprehensive loss	(45,328)	(63,480)	(57,149)	(48,350)
Accumulated deficit	(95,341)	(163,718)	(216,823)	(286,202)

Total common shareholders’ equity	620,375	531,956	551,049	505,261

Total liabilities and minority interest, preferred stock and common shareholders’ equity	$1,888,327	$1,520,493	$1,659,066	$1,630,262

TERRA INDUSTRIES INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per-share amounts)

	Twelve Months	Three Months
	Ended	Ended
	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2007	2007	2007	2007	2007
Revenues
Product revenues	$2,335,874	$567,497	$577,916	$690,995	$499,466
Other income	7,055	1,497	2,560	1,540	1,458

Total revenues	2,342,929	568,994	580,476	692,535	500,924

Costs and Expenses
Cost of sales	1,815,421	418,941	441,863	532,353	422,264
Selling, general and administrative expense	91,971	24,784	21,936	28,194	17,057
Equity in earnings of unconsolidated affiliates	(16,209)	(5,830)	(5,566)	804	(5,617)

	1,891,183	437,895	458,233	561,351	433,704

Income from operations	451,746	131,099	122,243	131,184	67,220
Interest income	17,262	6,184	4,709	3,482	2,887
Interest expense	(29,100)	(6,415)	(6,905)	(6,871)	(8,909)
Loss on early retirement of debt	(38,836)	—	—	(174)	(38,662)

Income before income taxes and minority interest	401,072	130,868	120,047	127,621	22,536
Income tax provision	(127,316)	(39,926)	(40,654)	(41,579)	(5,157)
Minority interest	(50,281)	(16,562)	(11,144)	(13,939)	(8,636)
Equity earnings of affiliate — non-operating	(2,718)	(4,920)	2,202	—	—

Income from continuing operations	220,757	69,460	70,451	72,103	8,743
Income (loss) from discontinued operations — net of tax	(18,861)	191	(16,071)	(1,448)	(1,533)

Net income	201,896	69,651	54,380	70,655	7,210
Preferred share dividends	(5,100)	(1,275)	(1,275)	(1,275)	(1,275)

Net Income Available to Common Shareholders	$196,796	$68,376	$53,105	$69,380	$5,935

Weighted average shares outstanding:
Basic	90,575	88,889	90,092	91,496	91,860
Diluted	106,454	104,810	105,946	107,294	95,258

Earnings (loss) per share — basic
Income from continuing operations	$2.38	$0.77	$0.77	$0.77	$0.08
Income (loss) from discontinued operations	(0.21)	—	(0.18)	(0.01)	(0.02)

Earnings (loss) per share	$2.17	$0.77	$0.59	$0.76	$0.06

Earnings (loss) per share — diluted
Income from continuing operations	$2.07	$0.66	$0.66	$0.67	$0.08
Income (loss) from discontinued operations	(0.17)	—	(0.15)	(0.01)	(0.02)

Earnings (loss) per share	$1.90	$0.66	$0.51	$0.66	$0.06

TERRA INDUSTRIES INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Twelve Months	Nine Months	Six Months	Three Months
	Ended	Ended	Ended	Ended
	December 31,	September 30,	June 30,	March 31,
	2007	2007	2007	2007
Operating Activities
Net income	$201,896	$132,244	$77,864	$7,210
Income (loss) from discontinued operations	(18,861)	(19,052)	(2,981)	(1,533)

Income from continuing operations	220,757	151,296	80,845	8,743
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation of property, plant and equipment and Amortization of deferred plant turnaround costs	94,784	75,025	48,328	23,626
Deferred income taxes	103,400	61,629	36,960	8,290
Minority interest in earnings	50,281	33,720	22,576	8,636
Distributions in excess of (less than) equity earnings	8,536	5,121	(3,813)	(5,617)
Non-cash (gain) loss on derivatives	1,300	176	624	(2,832)
Share-based compensation	28,102	16,838	13,681	2,868
Amortization of intangible and other assets	6,954	6,655	4,485	2,341
Non-cash loss on early retirement of debt	4,662	4,662	4,662	4,662
Equity earnings of GrowHow UK Limited	2,718	(2,202)	—	—
Changes in operating assets and liabilities:
Accounts receivable	(38,180)	(29,137)	(40,494)	14,940
Inventories	45,772	49,473	48,192	(18,472)
Accounts payable and customer prepayments	218,081	(25,023)	(65,559)	32,911
Other assets and liabilities, net	(13,383)	18,932	21,832	619
Operating cash flows from discontinued operations	32,942	33,624	13,503	406

Net cash flows from operating activities — continuing operations	733,784	367,165	172,319	80,715
Net cash flows from operating activities — discontinuing operations	14,081	14,572	10,522	(1,127)

Net cash flows from operating activities	747,865	381,787	182,841	79,588

Investing Activities
Purchase of property, plant and equipment	(31,721)	(23,124)	(13,496)	(6,736)
Plant turnaround expenditures	(50,655)	(35,985)	(20,320)	(8,842)
Cash retained by GrowHow UK Limited	(16,788)	(17,249)	—	—
Distributions received from unconsolidated affiliates	4,705	—	—	—
Proceeds from sale of property, plant and equipment	24	—	—	—
Investing cash flows from discontinued operations	—	—	—	—

Net cash flows from investing activities — continuing operations	(94,435)	(76,358)	(33,816)	(15,578)
Net cash flows from investing activities — discontinued operations	—	—	—	—

Net cash flows from investing activities	(94,435)	(76,358)	(33,816)	(15,578)

Financing Activities
Issuance of debt	330,000	330,000	330,000	330,000
Payments under borrowing arrangements	(331,300)	(331,300)	(331,300)	(328,800)
Payments for debt issuance costs	(6,444)	(6,403)	(6,398)	(5,429)
Preferred share dividends paid	(5,100)	(3,825)	(2,550)	(1,275)
Common stock issuance and vestings	(1,424)	89	406	276
Payments under share repurchase program	(87,426)	(87,426)	(19,211)	—
Distributions to minority interests	(35,239)	(25,554)	(11,714)	(4,474)
Excess tax benefits from equity compensation plus	3,317	—	—	—
Financing cash flows from discontinued operations	—	—	—	—

Net cash flows from financing activities — continuing operations	(133,616)	(124,419)	(40,767)	(9,702)
Net cash flows from financing activities — discontinued operations	—	—	—	—

Net cash flows from financing activities	(133,616)	(124,419)	(40,767)	(9,702)

Unaudited Pro Forma Consolidated Statement of Cash Flows (continued)

Effect of exchange rate changes on cash	(593)	501	(325)	(15)

Increase (decrease) to cash and cash equivalents	505,140	166,889	97,411	55,420
Increase (decrease) in cash and cash equivalents — discontinued operations	14,081	14,572	10,522	(1,127)
Cash and cash equivalents at beginning of period	179,017	179,017	179,017	179,017

Cash and cash equivalents at end of period	$698,238	$360,478	$286,950	$233,310